Exhibit 99.1
RockTenn Shareholders and MWV Stockholders Approve Combination
Transaction Expected to Close on July 1, 2015
NORCROSS, GA and RICHMOND, VA. June 24, 2015—Rock-Tenn Company (RockTenn) (NYSE:RKT) and MeadWestvaco Corporation (MWV) (NYSE:MWV) today announced that shareholders of RockTenn and stockholders of MWV overwhelmingly approved the proposed combination of the two packaging companies into WestRock Company (WestRock) at their respective special meetings held earlier today.

At the RockTenn special meeting, more than 97% of the shares voted "FOR" the proposal to approve the business combination agreement, representing approximately 80% of the total shares outstanding as of the record date. At the MWV special meeting, 98% of the shares voted "FOR" the proposal to approve the adoption of the business combination agreement, representing approximately 83% of the total shares outstanding as of the record date. RockTenn shareholders and MWV stockholders also approved the other proposals considered at their respective special meetings.

RockTenn and MWV have now received all necessary approvals and expect the transaction to close on July 1, 2015.  The parties expect that WestRock will begin "regular-way" trading, and RockTenn and MWV will be delisted from the NYSE on July 2, 2015.

About WestRock
WestRock Company aspires to be the premier partner and unrivaled provider of paper and packaging solutions in consumer and corrugated markets. WestRock's 42,000 team members will support customers around the world from 275 operating and business locations spanning North America, South America, Europe and Asia. WestRock will trade on the NYSE under the ticker symbol WRK.

RockTenn Contacts:
Investor Contact:
John Stakel
Senior Vice President, Treasurer
678-291-7901
jstakel@rocktenn.com

Media Contact:
Robin Keegan
Director, Corporate Communications
770-326-8245
rokeegan@rocktenn.com

MWV Contacts:
Investor Contact:
Jason Thompson
Director, Investor Relations
804-444-2556
jason.thompson@mwv.com

Media Contact:
Tucker McNeil
Director, Corporate Communications
804-444-6397
mediainquiries@mwv.com

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. RockTenn and MWV caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, the statement that WestRock's 42,000 team members will support customers around the world from 275 operating and business locations spanning North America, South America, Europe and Asia and that the transaction is expected to close on July 1, 2015. With respect to these statements, RockTenn and MWV have made assumptions regarding, among other things, whether and when the proposed transaction will close; the results and impacts of the proposed transaction; whether and when the spin-off of MWV's specialty chemicals business will occur; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in RockTenn's and MWV's businesses and possible adverse actions of their respective customers, competitors and suppliers. Further, RockTenn's and MWV's businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in RockTenn's and MWV's filings with the Securities and Exchange Commission, including under the caption "Business – Forward-Looking Information" and "Risk Factors" in RockTenn's Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and "Management's discussion and analysis of financial condition and results of operations – Forward-looking Statements" and "Risk factors" in MWV's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The information contained herein speaks as of the date hereof and neither RockTenn nor MWV have or undertake any obligation to update or revise their forward-looking statements, whether as a result of new information, future events or otherwise.